UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14, 2017

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas
Trust & Agency Services	10005
60 Wall Street
16th Floor
New York, New York
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02      Results of Operations and Financial Condition.

On April 14, 2017, Mesabi Trust issued a press release announcing that on April 12, 2017, the Trustees of Mesabi Trust declared a distribution of fifty-five cents ($0.55) per Unit of Beneficial Interest payable on May 20, 2017 to Mesabi Trust Unitholders of record at the close of business on April 30, 2017.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press release, dated April 14, 2017.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Jeffrey Schoenfeld
Jeffrey Schoenfeld Vice President Deutsche Bank National Trust Company For Deutsche Bank Trust Company Americas Corporate Trustee of Mesabi Trust

Dated: April 14, 2017